UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 16, 2013 (August 15, 2013)

ECOLOCAP SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-52256
(Commission File No.)

1250 S. Grove Avenue, Suite 308
Barrington, Illinois   60010
(Address of principal executive offices and Zip Code)

(866) 479-7041
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     On Friday, June 28, 2013, at 10:00 a.m., Central Daylight Time at 1250 S. Grove Avenue, Barrington, Illinois 60010 we held a special meeting of shareholders to consider the following proposals:

1.         An amendment our Articles of Incorporation (“Articles of Incorporation”) to increase the number of authorized shares of Common Stock from one billion (1,000,000,000), par value $0.001 to five billion (5,000,000,000), par value $0.00001 per share.

2.         An amendment our Articles of Incorporation to create a class of Preferred Stock, consisting of 100,000,000 shares, par value $0.00001 per share, the rights, privileges, and preferences of which to be set by our Board of Directors without further shareholder approval.

3.         The adoption of a 2013 Stock Incentive Plan (the “Plan”).

Definitive Proxy Information was filed with the Securities and Exchange Commission on June 5, 2013 and mailed to shareholders of record.  The Definitive Proxy Information is incorporated herein by reference.

At the meeting on June 28, 2103 it was decided to postpone the special meeting until August 15, 2013 in order to give all shareholders that wanted to vote, an opportunity to vote.  On August 15, 2013, the special meeting of shareholders was held.  At the meeting the following vote was cast on each of the matters.

1.         An amendment to our Articles of Incorporation (“Articles of Incorporation”) to increase the number of authorized shares of Common Stock from one billion (1,000,000,000), par value $0.001 to five billion (5,000,000,000), par value $0.00001 per share.

473,054,914                                FOR
         100                        AGAINST
420,737,891                                DID NOT VOTE

The proposal PASSED.

2.         An amendment to our Articles of Incorporation to create a class of Preferred Stock, consisting of 100,000,000 shares, par value $0.00001 per share, the rights, privileges, and preferences of which to be set by our Board of Directors without further shareholder approval.

473,054,914                                FOR
         100                        AGAINST
420,737,891                                DID NOT VOTE

The proposal PASSED.

3.         The adoption of a 2013 Stock Incentive Plan (the “Plan”).

473,054,914                                FOR
         100                        AGAINST
420,737,891                                DID NOT VOTE

The proposal PASSED.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 15th day of August, 2013.

ECOLOCAP SOLUTIONS INC.

BY:	MICHAEL SIEGEL
Michael Siegel
Principal Executive Officer and a member of the Board of Directors